UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST
(Exact name of Registrant as specified in charter)

440 South LaSalle Street
Chicago, Illinois 60605-1028
(Address of principal executive offices) (Zip code)

Keith T. Robinson Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/04-04/30/05

FORM N-CSR

THOMAS WHITE FUNDS FAMILY OFFICERS AND TRUSTEES

Thomas S. White, Jr. Chairman of the Board and President
Nicholas G. Manos Trustee
Edward E. Mack III Trustee
Elizabeth G. Montgomery Trustee
John N. Venson, D.P.M. Trustee
Semi-Annual Report	Douglas M. Jackman, CFA Vice President and Secretary
American Opportunities Fund International Fund	David Sullivan II Treasurer and Assistant Secretary
April 30, 2005
INVESTMENT ADVISER AND ADMINISTRATOR Thomas White International, Ltd. 440 S. LaSalle Street, Suite 3900 Chicago, Illinois 60605-1028
CUSTODIANS The Northern Trust Company Chicago, Illinois U.S. Bank, N.A. Milwaukee, Wisconsin
LEGAL COUNSEL Dechert LLP Washington, DC
INDEPENDENT ACCOUNTANTS PricewaterhouseCoopers LLP Chicago, Illinois
TRANSFER AGENT U.S. Bancorp Fund Services LLC Milwaukee, Wisconsin
FOR CURRENT PERFORMANCE, NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUNDS FAMILY AT 800811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITE.COM

The Thomas White Funds Family

Capturing Value Worldwide SM

[graphic]

THOMAS WHITE FUNDS FAMILY

Thomas White is the Funds'  President and Portfolio Manager. He has nearly 40 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom's interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his thirty-nine years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm's U.S. valuation-based equity group.

Thomas White International Ltd., formerly known as Lord Asset Management, was founded in 1992. Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia, with the support of the organizations team of seasoned security analysts. The firm's research division produces monthly publications that provide investment advice on the relative attractiveness of more than 4,000 common stocks in nearly 50 countries. This research is purchased by major institutional asset management firms and broker/dealers worldwide.

THE FOLLOWING LETTER WAS WRITTEN BY
MR. WHITE, THE FUNDS' PRESIDENT:

June 29 2005

        The Thomas White Funds Family has just celebrated its 11th anniversary. Many of you have been with us since the very beginning, and on behalf of my fellow officers and trustees, let me thank you for your  support.

        During these eleven years, the world has seen its normal share of trauma, ranging from the Asian currency crisis in 1997, the Y2K software panic in 2000, the Sept. 11, 2001 terrorist attacks, the 2003 invasion of Iraq and Decembers tsunami disaster in Asia. The markets have also had to deal with the credit crisis following the collapse of the hedge fund Long-Term Capital Management in 1998, the bust of the technology bubble in 2000 and recently publicized corporate scandals (Enron, Tyco, WorldCom).

        Investors who adhere to long-term savings goals should keep these events in perspective. The momentum of globalization, free markets, and expanding democracy that began with the fall of the Berlin Wall in 1989 has never wavered. According to the Freedom House organization, in 1989 there were 69 countries with freely-elected democracies; today there are 117. The Federation of International Stock  Exchanges noted in its May report that the number of publicly-traded companies in the world has grown from 21,585 at the end of 1990 to 35,961 today.

        The explosive growth of broadband communications, Internet access, and the increasing affordability of computing power are all accelerating. This new borderless world has endured the above mentioned interim challenges, and my colleagues and I are optimistic about the many investment opportunities that lie ahead in the coming decades for shareholders in the Thomas White Funds Family.

The European and Japanese economies have experienced a

 distinct deceleration, and we now expect U.S. GDP growth

 over the next several quarters in the 2.0%  to 2.5%

range.  As unpleasant as higher oil and gas prices may be,

 we do not believe they are a harbinger of rising inflationary pressure.

Favorable Outlook

        The positive outcome of Iraq's election in January and a reacceleration of the economic recovery provided an encouraging backdrop at the outset of 2005. The U.S.-European diplomatic relationship appears to be on the mend and that bodes well for financial markets in the long run.

        We have become more cautious in the last several months due to a second spike in oil prices to new 12-month highs and a widening U.S. current account deficit of almost $200 billion in the 1st quarter. The European and Japanese economies have experienced a distinct deceleration, and we now expect U.S. GDP growth over the next several quarters in the 2.0% to 2.5% range. We are not concerned that this business softness will turn into a recession; nor do we believe that conditions suggest an end of the current bull market.  In a world of low inflation, we must get used to the concept single digit growth.

        This slower-growth scenario will strengthen corporate balance sheets, which are already flush with cash. Corporate earnings' growth should moderate to a 5-10% year-on-year pace, down from 20%, but still respectable. As unpleasant as higher oil and gas prices may be, especially for lower-income consumers, we do not believe they are a harbinger of rising inflationary pressure. Inflation requires a sustained increase in employment costs before it becomes a threat that could cause a recession.

Trusted Advisor

        Our mutual funds are designed to provide consistant, stable equity performance relative to their peers, while protecting capital in declining markets.  As this report will discuss, we have accomplished this objective despite the occasionally disruptive market conditions over the past 11 years. Our goal, as always, is to deliver less volatile returns over the long term. The most damaging mistake investors can make, in our view, is failing to stay the course. As fiduciaries, we want to ensure that our  shareholders Thomas White Funds Family 2 Lord Asset Management Trust have the patience and confidence to stick with their long-term investment plans.

        At a time when many financial services companies are becoming larger and increasingly impersonal, we remain committed to serving you as a trusted  advisor, in the classic sense of the term. We encourage you, especially if you are one of our newer shareholders, to call us or visit our Chicago office and get  to know the professionals who are proud to manage your assets. If you have any questions about the Funds, general market conditions, or reaching your investment goals, please feel free to call Douglas Jackman, David Sullivan or me at 312-663-8300.

        We thank you again for your support and look  forward to serving your investment needs for many years to come.

Thomas S. White, Jr.

President

COMMON INVESTMENT GOALS

The investment objectives of the each Fund is
 to achieve long-term capital growth.

INVESTMENT PHILOSOPHY OF
THE THOMAS WHITE FUNDS

I.	Superior returns are achieved from capturing the potential inherent within undervalued companies.

II.	A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III.	Thomas White emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potential and appropriately conservative balance sheets.
IV.	The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.

THE THOMAS WHITE FUNDS FAMILY

The American Opportunities Fund (mid-cap value)

The International Fund (foreign equities)

Mutual fund investors and their advisors have grown increasingly sophisticated in the management of their assets. Funds are allocated according to investment style, market capitalization size and between domestic and foreign stocks. The objective of this careful diversification is smoother performance.  The Thomas White Funds described below should be used as individual components within an investors total investment portfolio:

I.    The American Opportunities Fund

        This mid-cap value fund is designed to achieve superior long-term returns while attempting to limit investment risk. The portfolio is constructed to take full advantage of our research departments ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

        The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from the 800 companies in the Russell Mid-cap Index. These stocks range in market capitalization from roughly $2 to $10 billion.

II.    The International Fund

        We believe globalization will continue to accelerate in this century. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

        This fund is designed to represent the international equity component of an investors portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. The securities are also widely diversified by geographic regions and both developed and emerging-market countries may be represented.  The Fund does not typically hedge currencies.

THE WORLD HAS CHANGED. ADDING AN INTERNATIONAL FUND TO U.S. EQUITY HOLDINGS OFFERS THE POTENTIAL FOR BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS.
GLOBAL STOCK MARKET ALLOCATION
	Dec 1970	Dec 1980	Dec 1990	Dec 2000	Dec 2004
Developed Markets
Canada	4%	3%	2%	2%	3%
Europe	22%	23%	25%	28%	28%
Pacific	8%	16%	27%	14%	14%
United States	66%	57%	43%	52%	46%
Emerging Markets	.2%	.8%	3%	4%	9%
	100%	100%	100%	100%	100%
Global Market Value ($trillions)	$2.0	$4.1	$8.2	$26.9	$29.0

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. Investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Opportunities Fund and its International Fund to achieve a broadly diversified portfolio.
History shows that broad global diversification lowers portfolio volatility compared to single country portfolios.
Source: Thomas White International, Ltd.

THE FUNDS ARE INVESTOR FRIENDLY

        The Funds are no-load, a distinct advantage since sales charges and 12b-1 fees reduce a shareholders return. Each fund has average or below average total expenses according to Morningstar, in relation to their peers, and attempts to maintain low portfolio turnover, which increases tax-efficiency.

        Our goal in managing the Thomas White Funds is to provide shareholders with solid performance and above average portfolio stability.

        In managing the Funds, we seek to moderate the natural volatility of the roller-coaster world of equity investing. We believe that shareholders who stay the course and maintain a disciplined, long-term strategy have traditionally done well in investing. Nervous equity investors, on the other hand, tend to make mistakes that they regret later.

        How do we seek to accomplish our goals of both strong and stable performance?

        First, in terms of portfolio design, we select stocks on the basis of how they will perform in both rising and declining markets. Thomas White's 100%-owned research unit provides an ongoing flow of attractive investment ideas in most industries and many countries, giving us the ability to construct carefully diversified portfolios. Owning undervalued companies in many major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset one another, producing smoother overall performance and added value.

        Second, in designing the funds structure, we try to attract and serve the prudent, long-term investor and discourage speculators. Please refer to "Designing a Lifetime Investment Plan" accompanying Funds' prospectus. Our Funds are ideal vehicles for a lifetime savings plan. From our perspective, long-term shareholders produce fewer fund redemptions, which means lower portfolio turnover in the Funds.  A stable shareholder base also allows us to hold less liquidity-related cash, which can improve long-term performance.

        Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assisting shareholders in reaching their investment goals. We know that our clients accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

        Finally, we send out special letters during periods of market turmoil. These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to this form of communication has been quite enthusiastic. A complete set of past shareholder letters and reports are available on our website, www.thomaswhite.com or by calling 1-800-8110535.

"Our goal in managing the Thomas White Funds is to deliver solid
 performance and above average portfolio stability.   Shareholders who can
 stay the course and maintain a disciplined, long-term strategy, have traditionally done well in investing."

THOMAS WHITE AMERICAN OPPORTUNITIES FUND TOP TEN HOLDINGS ON APRIL 30, 2005 BASED ON TOTAL NET ASSETS
Company Industry	% of Total Net Assets
CACI International Inc. Technology	3.0%
K-Swiss Inc. Consumer Retail	2.3%
Anteon Intl Corp Technology	2.1%
C.R. Bard, Inc. Health Care	2.1%
Titan Corp Technology	2.1%
L-3 Communications Aerospace	2.1%
Valero Energy Energy	1.6%
Constellation Brands Consumer Staples	1.6%
Dentsply International Inc. Health Care	1.5%
Black & Decker Services	1.5%

Thomas White American Opportunities Fund
Mid-Cap Value Style                       (Ticker: TWAOX)

        The Fund's portfolio remains nearly fully invested and is broadly diversified in terms of company quality and industry exposure. The Fund's 115 stocks are distributed across a wide variety of industries. Technology (14.8%), Health Care (10.5%), Services (9.0%), Banking (8.4%) and Energy (8.1%) are the five largest groups represented in the portfolio.

        While approximately 80% of the Fund's holdings are between $2 billion and $20 billion in market cap, the portfolio also contains attractive large- and small-cap companies. As of April 30, the Fund's top ten holdings represented just 19.7% of total net assets, underscoring the diversified nature of the portfolio.

        Our investment in Varco International Inc., which was discussed in the Fund's latest Annual Report, continued to pay off in the past six months. Since October 31, Varco shares surged +46.7%, in large part due to a takeover bid from National-Oilwell Inc.

        Titan Corp. a San Diego-based provider of defense information and communications systems, is one of the Funds new holdings, added during the six months ended April 30. During that period, Titan shares rose +15.1%. On June 3, L-3 Communications, another defense contractor, made a bid to acquire Titan. Several other fund holdings were also involved in merger and acquisition activity during the period. The Fund's Health Care holdings also performed well. Humana Inc. and Pacificare Health Systems Inc. rose +80.9% and +67.8%, respectively.

In Conclusion

        Excess cash levels and abundant cash flow should continue to benefit the Fund in the form of M&A, share buybacks, higher dividends, or a combination of the three. Despite the markets recent advances, our analysts continue to find many undervalued opportunities. We believe our disciplined valuation-oriented investment philosophy will continue to produce solid performance in a wide range of market conditions and economic environments.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND SECTOR DISTRIBUTION ON APRIL 30, 2005 BASED ON TOTAL NET ASSETS
Aerospace	2.6%
Banking	8.1%
Building	3.5%
Capital Goods	1.4%
Chemicals	1.2%
Communications	1.2%
Consumer Durables	3.6%
Consumer Retail	6.1%
Consumer Staples	7.4%
Energy	7.9%
Financial Diversified	6.0%
Health Care	10.2%
Industrial	2.5%
Insurance	4.7%
Metals & Mining	1.5%
Services	8.7%
Technology	14.3%
Transportation	1.9%
Utilities	3.8%
Other	3.2%
Total	100.0%

PERFORMANCE AT A GLANCE

Relative Performance April 30, 2005	American Opportunities Fund	Russell Midcap Value	Russell Midcap Index

Six Months	3.03%	8.80%	6.80%
YTD	-5.97%	-1.90%	-3.40%
One Year Total Return	9.26%	20.30%	14.60%
Average Annual Three Year Total Return	8.61%	12.00%	10.10%
Average Annual Five Year Total Return	8.44%	12.70%	5.80%
Average Annual Total Return Since Inception (3/4/99)	9.03%	11.30%	9.10%

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell 3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Fund's manager reimbursed certain Fund expenses, absent which performance would have been lower.

The American Opportunities Fund

vs

the Russell Midcap Value Index and

the Midcap Index

March 4, 1999 to April 30, 2005

Date	American Opportunities Fund	Russell Midcap Value	Russell Midcap
03/04/99	10,000.00	10,000.00	10,000.00
04/30/99	10,790.00	11,096.21	11,104.66
04/30/00	11,363.13	10,598.71	12,883.38
04/30/01	11,800.67	12,676.56	12,920.55
04/30/02	13,299.36	13,743.62	12,829.47
04/30/03	11,562.65	11,889.86	11,015.61
04/30/04	15,595.91	16,041.58	14,921.43
04/30/05	17,040.58	19,299.68	17,102.73

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was +70.41% forthe Fund, +93.00% for the Russell Midcap Value and +71.00% for the Russell Midcap. The one-year return for the Fund was +9.26%. The Funds average annual total return since its March 4, 1999 inception was +9.03%. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower.
Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio (Unaudited)               April 30, 2005

Sector Issue	Shares	Value

Common Stocks (96.8%)
Aerospace (2.6%)
Curtiss Wright	1,800	$97,560
L-3 Communications	5,582	396,155
		493,715
Banking (8.1%)
Bank of Hawaii	3,900	184,665
Banner Corp	3,300	82,335
Columbia Banking Systems	4,200	98,574
Commerce Bancorp	2,300	64,377
Golden West Financial	4,100	255,553
Hudson City Bancorp	2,100	69,657
M&T Bank Corp	1,800	186,210
Mercantile Bankshares	3,750	190,538
North Fork Bancorp	3,750	171,011
TCF Financial	6,075	161,856
Zions Bancorp	6,400	98,042
		1,562,818
Building (3.5%)
American Woodmark	4,000	127,360
Centex	2,800	161,616
D R Horton	8,900	271,450
Kb Home	2,100	119,700
		680,126
Capital Goods (1.4%)
Graco Inc	5,062	170,944
Paccar Inc	1,566	106,331
		277,275
Chemicals (1.4%)
Albemarle Corp	2,150	78,712
Sherwin Williams	4,300	191,651
		270,363
Communications (1.2%)
Centurytel Inc	1,850	56,777
Telephone And Data Systems	2,250	173,678
		230.455
__________________________ See Notes to Financial Statements

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio (Unaudited) April 30, 2005

Sector Issue	Shares	Value

Consumer Durables (3.6%)
Autoliv Inc	2,300	$101,775
Brunswick Corp	3,800	159,600
Carlisle Cos Inc	2,100	150,822
Johnson Controls	1,800	98,766
Mohawk Industries, Inc. *	1,000	77,810
Polaris Industries	1,900	109,364
		698,137
Consumer Retail (6.1%)
Abercrombie & Fitch	2,800	151,060
Am Eagle Outfitters	2,800	73,416
Fossil Inc *	5,827	135,536
Kenneth Cole	4,250	127,415
K-Swiss Inc	14,600	438,000
Liz Claiborne	2,700	95,661
Office Depot *	7,700	150,766
		1,171,854
Consumer Staples (7.4%)
Alberto Culver	5,000	222,500
CIT Group Inc	5,700	229,596
Constellation Brands *	5,850	308,354
Helen Of Troy *	5,750	160,655
Nu Skin Enterprises	4,350	95,700
Ralcorp Holdings	4,000	158,480
Regis Corp	4,300	153,639
Scotts Co *	1,350	97,740
		1,426,664
Energy (7.9%)
Amerada Hess Corp	1,000	93,650
Devon Energy Corp	5,000	225,850
Helmerich & Payne	2,300	88,412
Kinder Morgan	2,600	198,796
Marathon Oil Corp	5,179	241,186
National Oilwell Varco *	5,645	224,332
Pogo Producing	2,950	132,780
Valero Energy	4,600	315,238
		1,520,244
Financial Diversified (6.0%)
AG Edwards	1,757	69,770
Health Care Prop	2,100	53,844
Kimco Realty Corp	3,700	204,943
Legg Mason	1,950	138,177
Prologis Trust	5,000	$197,950

_______________________ See Notes to Financial Statements

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio (Unaudited) April 30, 2005

Sector Issue	Shares	Value

Regency Centers Corp	3,350	176,378
T Rowe Price Group	3,600	198,612
Ventas Inc	4,550	122,759
		1,162,433

Health Care (10.2%)
Bard, CR Inc	5,600	398,552
Becton Dickinson	1,500	87,780
Bio-Rad Labs *	2,050	99,097
Covance Inc *	5,100	232,764
Dade Behring Holdings	3,150	194,261
Dentsply International Inc	5,250	286,808
Humana Inc *	4,700	162,855
Medicis Pharm	3,700	103,970
Mylan Labs	11,700	193,050
Pacificare Health Systems *	2,375	141,930
Zimmer Holdings Inc *	800	65,136
		1,966,203
Industrial (2.5%)
American Standard	2,694	120,449
Ametek Inc	4,000	151,480
Ball Corp	3,200	126,401
Griffon *	4,300	82,517
		480,847

Insurance (4.7%)
Amerus Group	3,850	180,989
Commerce Group	2,300	135,885
Delphi Financial Group A	5,400	224,208
Nationwide Financial Services	4,800	170,064
Torchmark Corp.	3,600	192,348
		903,494

Metals (1.5%)
Consol Energy	3,400	147,017
Phelps Dodge	1,650	141,653
		288,670

Services (8.7%)
Administaff, Inc	5,400	$73,818
Banta Corp	3,500	145,740
Black & Decker	3,400	284,342
Corinthian Colleges*	3,100	44,051
Courier Corp	1,387	67,658
Darden Restaurant	7,700	$231,000
Fortune Brands	2,900	245,282
Heidrick & Struggles	3,200	82,752

_______________________ See Notes to Financial Statements

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio (Unaudited) April 30, 2005

Sector Issue	Shares	Value

ITT Education *	4,200	193,117
Knight Ridder	1,300	84,110
Manpower Inc	2,600	100,230
Matthews International	3,500	124,215
		1,676,315
Technology (14.3%)
Anteon Intl *	9,750	407,550
Autodesk Inc	8,500	270,555
CACI International Inc. *	9,174	569,889
Computer Sciences *	3,550	154,354
Harris Corp	5,778	162,940
Jabil Circuit *	6,150	169,740
Linear Technology Cp	3,400	121,550
SRA Intl *	3,350	218,923
Storage Technology *	3,800	105,640
Symantec Corp *	9,976	187,151
Titan Corp *	22,200	398,490
		2,766,782
Transportation (1.9%)
Arkansas Best Corp	1,800	56,754
Expressjet Holdings *	2,600	23,089
Norfolk Southern Corp	6,830	214,462
Yellow Roadway Corp *	1,650	80,850
		375,155
Utilities (3.8%)
Centerpoint Energy	12,600	149,185
Keyspan Corp	3,700	140,341
Northeast Utilities System *	10,050	184,016
Nstar	1,300	70,382
Public Service Enterprise	1,300	75,530
Wisconsin Energy	3,100	109,306
		728,760

Total Common Stocks	(Cost $13,752,364)	18,680,303

Short-Term Obligations (3.2%)

	Principal Amount
American Family Financial Services Demand Note 1.56%, due 4/01/05	$187,058	$187,058

Wisconsin Corporate Central Credit Union Variable Demand Note 1.63%, due 4/5/05	430,080	430,080
		_________________
Total Short-Term Obligations	(Cost $617,138)	617,138

__________________________ See Notes to Financial Statements

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio (Unaudited) April 30, 2005

Sector Issue	Shares	Value

Total Investments: 100.0%	(Cost 1$4,369,502)	19,297,441
Other Assets, Less Liabilities: 0.0%	0.0%	394
Total Net Assets: 100.0%		$19,297,835
* Non-Income Producing Securities

_______________________ See Notes to Financial Statements

THOMAS WHITE INTERNATIONAL FUND TOP TEN HOLDINGS ON APRIL 30, 2005 BASED ON TOTAL NET ASSETS
Company Industry, Country	% of Total Net Assets
Samsung Electronics Technology, South Korea	2.6%
Credit Suisse Group Banking, Switzerland	2.1%
Statoil ASA Energy, Norway	2.0%
Yamada Denki Co. Consumer Retail, Japan	1.9%
ABN Amro Holdings Banking, Netherlands	1.9%
Canon Technology, Japan	1.9%
Imperial Tobacco Plc Consumer Staples, United Kingdom	1.9%
Fresnius NV Healthcare, Germany	1.8%
Dexia Banking, Belgium	1.8%
Schering, AG Healthcare, Germany	1.7%

Thomas White International Fund
Large Cap Value Style     (Ticker: TWWDX)

Performance

        The Thomas White International Fund returned +11.2% in the first half of its fiscal year. This compares to +9.1% for the international index (MSCI All-Country less U.S.) and +6.4% for the world index (MSCI All-Country World). Over the 12 months ended April 30, the Fund returned +18.3% versus +16.9% and +11.6% respectively. The International  Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Its +8.2% annualized return has outperformed the +5.2% total return of the international index (MSCI AC World less U.S.) and the +7.4% total return of the world index (MSCI AC World).

International Equities Continue to Outperform

        The table on page 19 presents the equity performance of the worlds major regions since 1970.  International equity returns outperformed U.S. stocks for a twenty-year period from 1970 to 1990, only to underperform for the next eleven years, largely due to low equity returns in Japan. In early 2001, international stocks began to outperform U.S. equities once again.

        From 2000 to 2004, international equities were flat, compared with a -3.2% decline in U.S. stocks.  Strong performance in Canada (+7.0%), Pacific ex-Japan (+6.6%), and Emerging Markets (+4.6%) helped offset continued weakness in Japan (-6.3%).

        The key lesson from the exhibit on page 19 is that while regional equity returns tend to perform quite differently in any one five-year period, over longer periods they generally have produced similar returns. By the time investors are convinced that one region will permanently lead the world (e.g., Japan in 1989 or the U.S. at the height of the technology boom), the region is most often near the peak of its relative performance.

THOMAS WHITE INTERNATIONAL FUND REGIONAL EXPOSURE ON APRIL 30, 2005 BASED ON LONG-TERM SECURITIES
CONTINENTAL EUROPE	40.1%
UNITED KINGDOM	14.0%
AFRICA & MIDDLE EAST	6.0%
CANADA	6.6%
LATIN AMERICA	3.1%
JAPAN	17.7%
FAR EAST	8.6%
AUSTRALIA & NEW ZEALAND	3.9%
DEVELOPED MARKETS	84.4%
EMERGING MARKETS	15.6%
Total	100.0%

        In our October 2001 Fund report, we projected that, performance-wise, the long period of U.S. dominance over non-US stocks would end shortly. We estimated then and again last year, that international stocks would outperform U.S. equities by 3.0% annually over the following ten years. This year, our 2005 to 2014 projection is that international stocks will return 12% versus 8% for their U.S. counterparts.  The predicted return spread between U.S. and international stocks will widen due to the growing weight of Chinese and Indian stocks in the international index. Please note these are good faith projections only; actual results may differ significantly.

Globalization Will Drive Healthy Growth

        The world entered into a period of long-term secular growth in the late eighties. In our opinion, the drivers of this growth included: 1) the fall of communism and therefore the end of dueling superpowers, world wars and vast non-productive war-related expenditures, 2) the worldwide acceptance of free enterprise as an economic model and 3) the explosion of global communications and other productive technologies available to a growing portion of the worlds population. These positive forces eventually led to market excesses by 2000. Now the correction is over, and these healthy secular factors are again driving growth around the world.

        Skilled yet inexpensive labor in developing countries is increasingly used by businesses in industrialized nations. Companies first focused on employing unskilled labor, then skilled manufacturing jobs, services positions and now basic research. Our own firm has a growing amount of our research effort being done by analysts in India. This use of global talent will power future growth in two important ways. First, lowering labor costs increases the productivity of corporations in developed countries. This in turn keeps a lid on inflation. Although it may not be intuitive, the growth in jobs and in the standard of living in the U.S. has always been driven by free trade and allowing corporations to act in ways that maximize their profits.

        Second, job growth in developing countries is producing an expanding middle class, which promotes stability and eventually democratic governments. Billions of Chinese, Indians and workers in other developing nations are being transformed into middle-class consumers. Their spending is being magnified as local financial institutions begin offering, for the first time, credit cards, auto loans and home mortgages. The ballooning buying power of  these consumers should drive growth for years to come.

        Much of this consumption will benefit the globally advertised brand names of America, Europe and Japan. These include consumer and capital goods, as well as services like education and travel. Rising commodity prices (oil, steel, copper, etc.) are signaling this secular advance in global demand is gaining momentum.

Currency Movements

        The International Fund benefited from the continued weakness in the dollar this fiscal year. The Euro rose just under 1% versus the dollar, the British Pound rose 4.1% and the Japanese Yen rose 1.6%, in the six months ended April 30, 2005. Given the U.S.'s large budget and trade deficits, we project the dollar will fall on average 3% annually over the next ten years.

Portfolio Strategy

        Compared to the MSCI World ex U.S. index, the International Fund is overweight in stocks of emerging market issuers (16.6% vs. 11.2%) due to their undervaluation and higher long-term growth outlook. We have underweighted Continental Europe and over-weighted the UK, but only because of individual stock preferences. We continue to believe Japans recovery is sustainable, and are slightly overweight due to the attractive opportunities we are finding there. Our largest holding in Japan, electronics retailer Yamada Denki Co. (1.9%) is benefiting from changes in that nations consumer landscape. Our industry mix has shifted away from interest sensitive industries toward more stable areas like healthcare and branded consumer goods, although we still have full exposure to cyclical industrial stocks.

In Conclusion

Globalization has and will continue to produce positive changes. This conclusion is the basis for our recommendation that shareholders own both our American Opportunities and International Fund.

 THE THOMAS WHITE INTERNATIONAL FUND IS DESIGNED

 TO BENEFIT FROM THE POSITIVE CHANGES

OCCURRING IN THE WORLD.

These forty-nine countries are home to over  3,600 companies that meet the Fund's quality standards. International Fund shareholders are partial owners of many of these companies through their ownership of Fund shares.

International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of  highly beneficial global capitalism.

DEVELOPED MARKETS	Bermuda
EUROPE Austria Belgium Denmark Finland France Germany Greece Ireland Italy Netherlands Norway Portugal Spain Sweden Switzerland United Kingdom	PACIFIC Australia Hong Kong Japan New Zealand Singapore EMERGING MARKETS GREATER EUROPE Czech Republic Hungary Poland Russia Turkey	LATIN AMERICA Argentina Brazil Chile Colombia Mexico Peru Venezuela INDIAN SUBCONTINENT India Pakistan
NORTH AMERICA Canada United States	MIDDLE EAST Israel AFRICA Egypt Morocco South Africa	FAR EAST China Indonesia Malaysia Philippines South Korea Taiwan Thailand

         The Fund takes full advantage of the extensive resources of Thomas White's research division.  The division's professionals perform ongoing valuation-based security analysis of companies in forty-nine countries.

        Our research department's monthly publications are produced for clients, including asset management organizations and broker/dealers located around the world.

	THE THIRTY-FOUR YEAR PERFORMANCE OF THE INTERNATIONAL EQUITY MARKET AND ITS MAJOR REGIONAL COMPONENTS
MSCI INDICES Gross	THESE INDEX RETURNS ARE IN U.S. DOLLARS. FIVE-YEAR REGIONAL PERFORMANCE SUCCESS IS NUMBERED FORM #1 (BEST) TO #5 (WORST)
PERIOD: Jan. 1, 1970 to Dec. 31, 2004 FIVE-YEAR PERIOD RETURNS	INT'L	CANADA	EUROPE	JAPAN	PACIFIC EX JAPAN	EMERGING MARKETS	U.S.
1970-1974 1975-1979 1980-1984 1985-1989 1990-1994 1995-1999	3.3% 19.0% 9.5% 35.0% 2.4% 12.4%	4.6%(#2) 17.9%(#4) 6.7%(#2) 16.9%(#5) 0.1%(#4) 20.5%(#2)	-0.9%(#3) 18.9%(#2) 6.1%(#3) 32.3%(#3) 7.0%(#3) 22.5%(#1)	16.0%(#1) 18.8%(#3) 17.0%(#1) 41.4%(#2) -3.4%(#5) 2.1%(#4)	-6.2%(#4) 27.5%(#1) 4.1%(#4) 22.4%(#4) 15.3%(#2) 5.0%(#3)	N/A N/A N/A 52.2%(#1) 20.9%(#1) 2.0%(#5)	-3.4% 13.3% 14.5% 19.8% 9.2% 29.7%
2000-2004 (to Dec. 31)	0.0%	7.0%(#1)	0.4%(#4)	-6.3%(#5)	6.6%(#2)	4.6%(#3)	-3.2%

1970-2004 (to Dec. 31)	11.1%	10.3%	11.8%	11.2%	10.1%	N/A	10.9%
1988-2004 (to Dec. 31)	6.5%	10.3%	11.0%	-0.4%	10.5%	13.2%	12.5%

   The table above presents the performance of the international stock markets from January 1, 1970 to December 31, 2004. Returns are shown in at series of five-year periods. The international returns are followed by those of the world's regions, then for comparison, the U.S. returns.

        Regional performances (not including the U.S.) are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

        Note that the international market and its components all have quite similar long-term records since 1990. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

        The Fund's design reflects your manager's belief that shareholders benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

        The MSCI developed country gross dividends return series is used for U.S., Europe, Canada, Japan and the Pacific less Japan. The Free MSCI emerging markets free gross dividends return series starts on January 1, 1988.  International returns reflect the MSCI World less U.S. Free Index until the MSCI All-Country less U.S. Free Index starts on January 1, 1988. World less U.S. Free and All-Country World less U.S. returns are linked across the 1970-2004 period.

PERFORMANCE AT A GLANCE

	The International Fund vs its Benchmarks
Relative Performance April 30, 2005	Thomas White International Fund	MSCI All Country World ex U.S.	MSCI All Country World
Six Months	11.21%	9.14%	6.35%
YTD	-0.73%	-2.15%	-2.97%
One Year	18.25%	16.92%	11.57%
Three Years	10.78%	11.89%	7.83%
Five Years	2.07%	0.58%	-1.71%
Ten Years	8.11%	5.29%	7.11%
Average Annual Return Since Inception (June 28, 1994)	8.22%	5.24%	7.41%
Cumulative Total Return Since Inception (June 28, 1994)	135.55%	74.06%	117.03%

MSCI All Country World is a compilation of the market indices for 49 developed and emerging market countries. The MSCI All Country World ex U.S. represents the same countries as the All Country Index except it does not include the U.S. All indices are unmanaged and returns assume the reinvestment of The International Fund also assumes the reinvestment of dividends and capital gains distributions.

The International Fund

vs

M SC I Indices

June 28, 1994 to April 30, 2005

Date	International Fund	MSCI All Country World EX USA	MSCI All Country World
06/28/94	10,000.00	10,000.00	10,000.00
04/30/95	10,803.48	10,391.20	10,920.94
04/30/96	12,838.84	11,635.98	12,980.67
04/30/97	14,052.81	11,719.14	14,346.23
04/30/98	17,745.20	13,523.39	18,177.73
04/30/99	18,883.85	14,545.29	20,921.04
04/30/00	21,266.02	16,952.20	23,716.35
04/30/01	18,135.16	14,018.13	19,838.11
04/30/02	17,326.60	12,427.01	17,308.15
04/30/03	14,457.30	10,534.03	14,854.72
04/30/04	19,920.95	14,887.45	19,452.69
04/30/05	23,555.07	17,405.89	21,702.88

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The cumulative return since inception was 135.55% for the Fund, 74.06% for the MSCI All Country World ex U.S. and 117.03% for the MSCI All Country Index. The one-year return for the Fund was18.25%.  The Fund's average annual total return since inception was 8.22%. The MSCI Indices are gross dividends. Investors cannot invest directly in the indices, although they can invest in their underlying securities. During the periods shown, the Funds manager reimbursed certain Fund expenses, absent which performance would have been lower.
Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio (Unaudited)         April 30, 2005

Country	Issue	Industry	Shares	Value
COMMON STOCKS:	97.5%
AUSTRALIA:	3.4%
	Aust & NZ Banking	Banking	45,000	$758,174
	Bluescope Steel #	Metals	51,200	304,737
	Rio Tinto Plc ADR	Metals	7,300	880,380
				1,943,291
BELGIUM:	2.9%
	Dexia #	Banking	46,100	1,055,243
	Fortis	Insurance	22,000	607,475
				1,662,718

BRAZIL:	1.2%
	Petroleo Brasileir	Energy	17,990	673,022
	Telesp Celular Pref *	Communication	6,800,000	14,280
				687,302
CANADA:	6.4%
	Canadian Pacific Railway	Transportation	17,600	613,320
	Canadian Tire #	Consumer Durables	13,200	640,533
	CI Fund Management #	Financial Div.	22,250	297,264
	Dofasco Inc #	Metals	5,800	148,311
	Enbridge Inc	Energy	7,100	357,195
	Manitoba Telecom	Communication	10,400	390,041
	Petro- Canada	Energy	12,300	681,317
	Royal Bank Of Canada	Banking	9,800	582,390
				3,710,371
CHINA:	1.4%
	Petrochina Co Ltd ADR #	Energy	13,200	788,172
DENMARK:	1.8%
	Danisco # TDC A/S	Consumer Staple Communication	7,600 12,800	504,306 546,885
FRANCE:	8.1%
	AXA SA	Insurance	33,500	818,552
	Bouygues	Communication	10,200	404,754
	Christian Dior	Consumer Staple	5,350	370,695
	Ciments Francais #	Building	3,200	302,014
	Peugeot SA #	Consumer Durables	10,800	635,341
	Saint-Gobain	Industrial	5,900	330,991
	Societie Generale	Banking	9,550	944,946
	Veolia Environnement #	Utilities	22,800	$855,458
				4,662,751
____________________________ See Notes to Financial Statements

THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio (Unaudited)         April 30, 2005

Country:	Issue	Industry	Shares	Value

GERMANY:	6.2%
	Fresenius AG Pfd Hypo Real Estate Holdings RWE AG Schering AG	Health Care Financial Div. Utilities Health Care	9,100 22,700 9,400 15,300	1,057,320 937,578 557,820 1,004,012
				3,556,730
GREECE:	0.5%
	Public Power Corp	Utilities	11,300	301,553
HONG KONG:	1.2%
	BOC Hong Kong Holdings # Hang Lung Group # Jardine Matheson	Banking Financial Div. Industrial	65,000 128,000 18,600	123,000 230,720 334,800
				688,520

IRELAND:	0.7%
	Allied Irish Banks Plc	Banking	20,000	405,310
JAPAN:	17.3%
	Canon	Technology	20,600	1,076,816
	Canon Sales Co	Services	32,000	525,626
	Citizen Watch Co	Technology	40,400	368,795
	Dai Nippon Printing	Services	12,000	192,760
	Fast Retailing Co Ltd	Consumer Retail	4,400	260,638
	Hitachi Software Engineering	Technology	11,300	200,594
	Honda Motor	Consumer Durables	13,500	655,457
	Js Group Corp	Building	11,400	205,849
	Kaneka Corp	Chemicals	32,000	348,586
	Kao Corp	Consumer Staple	18,000	416,367
	Komatsu Ltd	Capital Goods	38,000	268,231
	Matsushita Electric Works	Industrial	28,000	236,102
	Mitsubishi Tokyo Financial	Banking	35	303,811
	Nippon System Development	Technology	12,500	228,215
	Sankyo Co	Health Care	18,000	375,160
	Sankyo Co Gunma	Services	12,500	618,829
	Seiko Epson Corp	Technology	4,300	149,301
	Showa Shell Sekiyu #	Energy	34,000	343,128
	Sumitomo Mitsui Financial Group	Banking	110	711,404
	Taisho Pharmaceutical	Health Care	13,000	279,009
	Tokyo Electric Power	Utilities	17,000	408,641
	Toyota Motor	Consumer Durables	16,000	586,062
	Yamada Denki #	Consumer Retail	23,200	1,115,352
	Yamaha Corp #	Services	7,500	111,174
				$9,985,907

See Notes to Financial Statements

Country	Issue	Industry	Shares	Value
MALAYSIA:	0.4%
	IOI Corp BHD	Consumer Staples	96,300	231,871
MEXICO:	1.9%
	America Movil ADR Ser L	Communication	14,700	729,855
	Cemex SA ADR	Building	9,623	346,428
				1,076,283
NETHERLANDS:	8.3%
	ABN AMRO Holdings AKZO Nobel ING Groep N KON KPN Philips Elec Ranstad Holdings	Banking Chemicals Insurance Communication Industrial Services	45,400 19,100 34,844 59,000 20,476 24,350	1,100,560 779,057 945,990 489,653 503,744 983,796
				4,802,800

Country	Issue	Industry	Shares	Value
NEW ZEALAND:	0.5%
	Fletcher Building LTD	Building	64,700	295,640
NORWAY:	2.9%
	DNB NOR ASA # Statoil ASA #	Banking Energy	54,000 64,100	513,664 1,128,019
				1,641,683
RUSSIA:	0.4%
	AO Tatneft ADR #	Energy	7,700	255,255
SOUTH AFRICA:	5.8%
	ABSA Group Anglo American # JD Group MTN Group Sasol Ltd Steinhoff Intl Hldg Tiger Brands Ltd	Banking Industrial Consumer Retail Communication Consumer Staple Consumer Durables Consumer Staple	27,000 38,200 18,000 61,100 39,000 135,800 23,000	344,685 839,938 184,599 432,111 915,123 287,448 360,422
				3,364,326
SOUTH KOREA:	5.3%
	Korea Gas Corp LG Chem Posco ADR # Samsung Electronics Samsung Fire & Marin Insurance Woori Finance	Utilities Chemicals Metals Technology Insurance Banking	6,000 6,000 8,800 3,285 5,600 42,200	167,585 227,760 400,664 $1,489,138 382,469 385,556 3,053,172

SPAIN:	1.6%
Repsol YPF SA #	Energy	36,700	926,965
SWEDEN:	3.7%
Atlas Copco #	Capital Goods	11,700	528,447
Autoliv	Consumer Durables	9,850	435,863
Electrolux AB - B Shares	Consumer Durables	11,200	225,090
Foreningssparbanken AB	Banking	17,550	411,697
Sandvik AB #	Capital Goods	13,200	513,931
2,115,028
SWITZERLAND:	2.0%
Credit Suisse Group	Banking	28,650	1,195,444
TAIWAN:	0.2%
Taiwan Semiconductor	Technology 72,103 119,669
UNITED KINGDOM:	13.5%
Allied Domecq Plc	Consumer Staple	65,400	856,478
Barclays Plc	Banking	57,100	584,932
BT Group Plc	Communication	156,900	597,867
Cable & Wireless	Communication	184,600	421,700
DX Services Plc	Services	3,100	21,822
Enterprise Inns PLC	Services	18,800	261,267
Gallaher Group PLC	Consumer Staple	51,700	801,820
Hays Plc	Services	147,100	365,499
HBOS Plc	Banking	35,700	526,093
IMI Plc	Industrial	28,300	214,596
Imperial Chemical	Chemicals	65,600	315,044
Imperial Tobacco	Consumer Staple	37,500	1,069,474
Inchcape PLC	Services	7,200	243,248
Royal & Sun Alliance	Insurance	417,600	601,428
Shire Pharm Group	Health Care	73,700	768,345
Wimpey (George) Plc	Building	29,000	215,611
7,865,224
Total Common Stocks	(Cost $47,555,098)	56,387,176

THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio (Unaudited)         April 30, 2005

Country	Issue	Industry	Shares	Value
SHORT TERM OBLIGATIONS	22.8%
			Principal Amount
	The Northern Trust Company Eurodollar Time Deposit 0.75%, due 05/01/05		$1,174,696	1,174,696
HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		12,004,327	12,004,327
Total Short Term Obligations		(Cost $13,179,023)		13,179,023

Total Investments	120.3%	(Cost $60,734,121)		69,566,199
Other Assets, Less Liabilities	(20.3)%			(11,741,769)
Total Net Assets:	100.0%			$57,824,430
* Non-Income Producing Securities All or a portion of securities on loan at April 30, 2005 - See Note 1 (g) to financial statements. ADR - American Depositary Receipt.

	American Opportunities Fund	International Fund

ASSETS

Investments in securities at market value[1]	$19,297,434	$69,566,199
Receivables:
Dividends and interest	10,735	265,335
Reclaims	-------	29,442
Fund shares sold	-------	8,000
Due from manager	1,423	178
Prepaid expenses	7,948	22,441
Total assets	19,317,540	69,891,595

LIABILITIES

Management Fees	15,844	45,711
Accrued expenses	3,861	11,235
Payable for Fund Share Redeemed	--------	5,892
Collateral on loaned Securities[2]	--------	12,004,327
Total liabilities	19,705	12,067,165

NET ASSETS

Source of Net Assets:
Net capital paid in on shares of beneficial interest	13,955,364	44,578,850
Undistributed net investment income (accumulated net investment loss)	(17,338)	127,319
Accumulated net realized gain (loss)	431,877	4,286,183
Net unrealized appreciation (depreciation) on investments and foreign currency translations	4,927,932	8,832,078
Net assets	$ 19,297,835	$ 57,824,430
Shares outstanding	1,290,171	4,223,719
Net asset value and offering price per share	$ 14.96	$ 13.69

1	Cost Basis: American Opportunities Fund: $14,369,502 International Fund: $60,734,121
2	Value of securities out on loan at 4/30/2005: International Fund: $11,378,356

See Notes to Financial Statements

	American Opportunities Fund	International Fund

INVESTMENT INCOME

Income:
Dividends	$ 108,912	694,828[1]
Interest	5,164	17,684
Total investment income	114,076	712,512

Expenses:
Investment management fees (note 4)	97,521	271,341
Audit fees and expenses	6,172	20,202
Custodian fees	2,548	27,221
Trustees' fees and expenses	2,101	5,330
Registration fees	2,034	13,028
Transfer agent fees	6,896	13,028
Printing expenses	1,887	4,735
Legal fees and expenses	12,412	20,678
Other expenses	6,501	16,963
Total expenses	138,072	392,526
Reimbursement from Investment Manager	(6,419)	(178)
Net expenses	131,653	392,348
Net investment income	(17,577)	320,164

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss) on investments & foreign currency transactions	431,877	4,537,951
Net change in unrealized appreciation on investments and foreign currency translations	98,011	370,623[1]

Net gain on investments	529,888	4,908,574
Net increase in net assets from	512,311	5,228,738[1]
[1]Net of foreign taxes withheld of $57,186
See Notes of Financial Statements.

American Opportunities Fund	International Fund
	Six Months Ended April 30, 2005	Six Months Ended October 31, 2004	Six Months Ended April 30, 2004	Year Ended October 31, 2004

Change in net assets from operations
Net investment income (loss)	$ (17,577)	$ 32,512	$ 320,165	$ 463,060
Net realized gain (loss)	431,877	1,678,263	4,537,950	2,542,733
Net unrealized appreciation (depreciation)
on investments	98,011	631,711	370,623	4,243,902
Net increase (decrease) in net assets from operations	512,311	2,342,486	5,228,738	7,249,695

Distributions to shareholders:
From net investment income	------	(27,882)	------	(579,050)
Realized gain	------	(1,281,093)	------	------
Total distributions	------	(1,308,975)	------	(579,050)

Fund share transactions (Note 3)	1,897,484	(193,093)	5,489,286	1,615,435
Total increase (decrease)		840,418	10,718,024	8,286,080

Net assets
Beginning of period	16,888,040	16,047,622	47,106,406	38,820,326

End of period	$ 19,297,835	$ 16,888,040	$ 57,824,430	$ 47,106,406

Undistributed net investment income (accumulated net investment loss)	$ (17,338)	$ 239	$ 127,310	$ (192,846)

See Notes to Financial Statements

THOMAS WHITE FUNDS FAMILY

Notes to Financial Statements

Period Ended April 30, 2005 (Unaudited)

NOTE 1.   SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has two series of Shares, the Thomas White American Opportunities Fund (the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the" International Fund") that commenced  operations on June 28, 1994, collectively referred to as the Fund. The investment objective of each Fund is to seek long-term capital growth. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a)	Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b)	Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Funds books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c)	Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d)	Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e)	Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO (first in first out) basis.

(f)	Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g)	Securities Lending. The American Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Funds policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 50% is paid to the securities lending agent for the Thomas White International Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at April 30, 2005 are as follows:

Portfolio Thomas White International Fund	Value of Loaned Securities $11,378,356	Value of Collateral $12,004,327
The Thomas White International Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:
Portfolio Thomas White International Fund	Net Interest Earned by Portfolio $9,171

(h)	Redemption Fee. Effective December 30, 1999 the Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Funds long-term shareholders. Each Fund will use the "first-in, first-out" (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $30 in redemption fees for the period ended April 30, 2004 which were included in net capital paid.

Note 2.   Significant Shareholder.  At April 30, 2005 the Thomas White American Opportunities Fund and the Thomas White International Fund had a shareholder who held 53.0% and 63.7%, respectively, of each Fund's outstanding shares. Investment activities of this shareholder could have a material effect on each Fund.

Note 3.   Transactions in Shares of Beneficial Interest (All amounts in thousands)
As of April 30, 2005, there were an unlimited number of $.01 par value shares of beneficial interest authorized.
Transactions are summarized as follows:

American Opportunities Fund
Period Ended April 30, 2005	Period Ended October 31, 2004

	Shares	Amount	Shares	Amount
Shares sold	44,482	$ 697,157	36,837	$ 531,152
Shares issued on reinvestment of dividends & distributions	89,902	1,308,977	445	6,138
Shares redeemed	(7,131)	(108,650)	(49,737)	(730,383)

Net increase (decrease)	127,253	$ 1,897,484	(12,455)	$ (193,093)

International Fund
Period Ended April 30, 2005	Period Ended October 31, 2004
	Shares	Amount	Shares	Amount
Shares sold	380,620	$ 5,310,444	180,747	$ 2,082,038
Shares issued on reinvestment of dividends & distributions	46,959	579.011	36,604	387,6326,138
Shares redeemed	(29,742)	(400,169)	(74,057)	(854,235)
Net increase (decrease)	397,837	$ 5,489,286	143,294	$ 1,615,435

Note 4.   Investment Management Fees and Other Transactions with Affiliates

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the Advisor) at the rate of 1/12% of the Funds average daily net assets, which is equivalent to 1% annually. For the fiscal year ended October 31, 2005 the Advisor contractually agreed to reduce its management fee for the American  Opportunities Fund and the International Fund to the extent that the total operating fees exceeded 1.35% and 1.50% of the respective Fund's average daily net assets.

Note 5.   Investment Transactions

During the period ended April 30, 2005 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

Fund	Purchases	Sales

American Opportunities Fund	$ 4,412,148	$ 3,732,238
International Fund	21,788,172	16,909,329

At April 30, 2005 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Net Unrealized
Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Appreciation (Depreciation)

American Opportunities Fund International Fund	$14,369,502 57,809,546	$5,218,353 9,839,987	$(290,420) (1,007,908)	$4,927,933 8,832,079

The Funds will distribute net investment income and net realized gains, if any, at least once a year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Total Distributable Earnings

American Opportunities Fund International Fund	$10,545 889,998	$431,877 4,286,183	$4,927,932 8,832,078	$------- (163,219)	$4,724,286 3,661,721

The tax character of distributions paid during the year ended December 31, 2004 were as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
American Opportunities Fund International Fund	$6,138 387,666	$------- -------	$6,138 387,666

As of April 30, 2005, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	American Opportunities Fund	International Fund
10/31/2011 Total	-------- --------	$163,219 $163,219

 Note 6.   Financial Highlights

	American Opportunities Fund
	Period Ended April 30, 2005	Year Ended October 31, 2004		Year Ended October 31, 2003		Year Ended October 31, 2002		Year Ended October 31, 2001
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$ 14.52	$13.65		$10.54		$10.67		$10.95

Income form investment operations:
Net investment income (loss)	(0.01)	0.03		0.00		0.02		0.03
Net realized and unrealized gains (losses)	0.45	1.97		3.12		(0.13)		(0.27)
	0.44	2.00		3.12		(0.11)		(0.24)

Distributions:
From net investment income	------	(0.02)		(0.01)		(0.02)		(0.04)
From net realized gains	------	(1.11)		------		------		----
Tax return of capital	------	------		------	(1)	------	(1)	------
	------	(1.13)		(0.01)		(0.02)		(0.04)
Change in net asset value for the period	0.44	0.87		3.11		(0.13)		(0.28)
Net asset value, end of period	$ 14.96	$14.52		$13.65		$10.54		$10.67
Total Return	3.03%	14.60%		29.56%		(1.01)%		(2.20)%
Ratios/supplemental data
Net assets, end of period (000)	$19,298	$16,888		$16,048		$11,303		$10,789
Ratio to average net assets:
Expenses (net of reimbursement)	1.34% *+	1.35%	+	1.35%	+	1.34%	+	1.35% +
Net investment income/loss (net of reimbursement)	(0.14%) *+	0.19%	+	0.01%	+	0.17%	+	0.31% +
Portfolio turnover rate	19.56%	37.30%		28.38%		37.50%		83.34%

(1)	Less than $0.01 per share.
*	Annualized
+

In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.40% and the ratio of net investment income to average net assets would have been (0.12)% for the current year.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been (0.09)% for the year ended October 31, 2004.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.52% and the ratio of net investment income to average net assets would have been (0.15)% for the year ended October 31, 2003.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.53% and the ratio of net investment income to average net assets would have been (0.01)% for the year ended October 31, 2002.

In the absence of the expense reimbursement, for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.54% and the ratio of net investment income to average net assets would have been 013% for the year ended October 31, 2001.

	International Fund
	Period Ended April 30, 2005		Year Ended October 31, 2004	Year Ended October 31, 2003		Year Ended October 31, 2002	Year Ended October 31, 2001
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period
	$ 12.31	$	$ 10.54	$8.62	$	$ 9.27	$11.76

Income from investment operations:
Net investment income (loss) Net realized and unrealized gains (losses) Distributions:	0.08 1.29		0.12 1.80	0.11 1.94		0.08 (0.66)	0.06 (2.49)
	1.37		1.92	2.05		(0.58)	(2.43)
Distributions:
From net investment income From net realized gains	------- -------		(0.15) -------	(0.13) -------		(0.07) -------	(0.06) -------
	-------		(0.15)	(0.13)		(0.07)	(0.06)
Change in net asset value for the period	1.37		1.77	1.92		(0.65)	(2.49)

Net asset value, end of period	$ 13.69		$12.31	$10.54		$8.62	$9.27

Total Return
Ratios/supplemental data

Net assets, end of period (000)  Ratio to average net assets:

  Expenses (net of

     reimbursement)

Net investment income/loss

     (net of reimbursement)
Portfolio turnover rate

	11.21% $ 57,824 1.43% * 0.58%* 31.84%		18.23% $47,106 1.50% + 1.04%+ 45.81%	23.77% $38,820 1.50%+ 1.14%+ 25.61%		(6.28)% $25,588 1.50%+ 0.81%+ 50.00%	(20.63)% $27,656 1.50% + 0.51% + 35.38%

*	Annualized

+

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.77% and the ratio of net investment income to average net assets would have been 0.88% for the year ended October 31, 2003.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.74% and the ratio of net investment income to average net assets would have been 0.57% for the year ended October 31, 2002.

In the absence of the expense reimbursement for the International Fund the ratio of expenses to average net assets would have been 1.66% and the ratio of net investment income to average net assets would have been 0.35% for the year ended October 31, 2001.

EXPENSES

        As a shareholder of the Funds you incur ongoing costs, including management fees and other expenses. You may also incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period, November 1, 2004 through April 30, 2005.

Actual Expenses

        The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If  you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

Hypothetical Example for Comparison Purposes

        The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Funds actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

        You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds IRA fees to the IRA fees of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In  addition, if these transactional costs were included, your costs may have been higher.

	Beginning Account Value November 1, 2004	Ending Account Value April 30, 2005	Expensed Paid During Period (Nov. 1, 2004 - Apr. 30, 2005)
American Opportunities Fund Actual	$1,000.00	$1,023.60	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$6.78
International Fund
Actual	$1,000.00	$1,104.95	$7.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.23

*Expenses are equal to the Fund's annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund and 1.50% for the International Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half period).

Portfolio Holdings Information

        The Funds file their complete schedule of portfolio holdings with the Securities Exchange Commission ("SEC") for the first and third quarters of each  fiscal year on Form N-Q. Each Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. Copies may also be obtained by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330).

Proxy Voting Policies, Procedures and Records

        A description of the proxy voting policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and a copy of the Fund's voting records on proxies relating to portfolio securities for the latest 12 month period ended April 30 are available without charge upon request by calling the Fund's at 1-800-811-0535 and on the SEC's website at http://www.sec.gov.

Approval of Investment Management Agreements

        In connection with its most recent renewal of the Investment Management Agreements by and between the Trust, on behalf of each Fund, and Thomas White International Ltd., the Fund's investment adviser ("Advisor"), the Board of Trustees, including a majority of the Independent Trustees, requested and received from the Advisor information and data relating to each Investment Management Agreement and the Funds. The Board carefully reviewed and evaluated the written information that the Advisor presented for the Board's review, and was advised by legal counsel with respect to its deliberations. Based on its review of all of the information, the Board determined that the Agreements were consistent with the best interests of each Fund and its shareholders, and enabled each Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board approved the continuation of  each Agreement for a one-year period. In reaching these conclusions, the Board made the following determinations, among others:

.	The nature, extent and quality of the advisory services to be provided. The Trustees concluded that the Advisor is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past, the Advisor's management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of Thomas White as the Funds' portfolio manager, and the Advisor's investment and management oversight processes. In this regard, the Board noted that each Fund had been managed in a responsible, consistent manner in accordance with its stated investment objectives and policies. The Trustees also determined that the Advisor proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds operations, the competitive landscape of the investment company business and investor needs.

.	The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from Morningstar data that the Advisor had achieved investment performance that was competitive or superior relative to comparable funds over trailing periods. With respect to each Fund, the Trustees took note of the fact that the Fund had outperformed its peer group (based on the category average) for trailing one and three year periods and, in the case of the International Fund, the five and ten year periods as well. The Trustees also noted that the International Fund recently had garnered a 5-star rating from Morningstar. On the basis of the Trustees' assessment of the nature, extent and quality of advisory services to be provided by the Advisor, the Trustees concluded that the Advisor is capable of generating a level of long-term investment performance that is appropriate in light of the Funds' investment objectives, policies and strategies and competitive with many other investment companies.

.	The cost of advisory services provided and the level of profitability. On the basis of the Board's review of the fees to be charged by the Advisor for investment advisory and other services, and the estimated profitability of the Advisors relationship with each Fund, the Board concluded that the level of investment advisory fees and the Advisor's profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies and the anticipated profitability of the relationship between each Fund and the Advisor. On the basis of comparative information derived from Morningstar data, the Trustees determined that the advisory fees and estimated overall expense ratio of each Fund, on a net basis, are lower than industry medians, particularly with respect to mutual funds of comparable asset size. With respect to each Fund, the Trustees noted that each Fund had a strong performance record, which helped to compensate for each Fund's higher-than-median gross management fee and expense ratio. The Trustees also noted that the Advisor had proposed to renew its contractual commitment to limit the International Funds total average operating expenses to 1.50% of average daily net assets and the American Opportunity Funds total average operating expenses to 1.35% of average daily net assets for an additional year, without opportunity for recoupment.

.	The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale. While the Fund's investment advisory fees do not reduce should Fund assets grow meaningfully, the Trustees concluded that the Funds' investment advisory fees appropriately reflect the current economic environment for the Advisor and the competitive nature of the mutual fund market. The Trustees noted that the Advisor has continued to limit the Funds' annual operating expenses by waiving fees and/or reimbursing certain Fund expenses, and further determined that the Funds have yet to achieve meaningful economies of scale, which, therefore, cannot be reflected in the investment advisory fees. The Trustees also noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to the Advisor, in the future.

.	Benefits (such as soft dollars) to the Advisor from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by the Advisor from its relationship with the Funds, including "soft dollar" benefits in connection with Fund brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefited from their relationship to the Advisor by virtue of the Advisor's provision of administration and fund accounting services, in addition to investment advisory services, under the terms of the Agreements at no separate cost to the Funds, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds' operations.

.	Other Considerations: In approving the Agreements, the Trustees determined that the Advisor has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Trustees favorably considered the compliance track record of the Funds and the Advisor. The Trustees also concluded that the Advisor has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including expense limitation arrangements with respect to each Fund to the benefit of Fund shareholders.

THOMAS WHITE FUNDS FAMILY

Trustee Disclosure

April 30, 2005

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr.* 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 61	Trustee, President	11 years	Chairman of Thomas White International, Ltd.	2

Douglas M. Jackman 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 39	Vice President and Secretary	9 years	Analyst and Senior Vice President of Thomas White International, Ltd.	2

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 32	Treasurer	5 years	Treasurer of the Thomas White Funds; Portfolio Analyst and Fund Accountant of Thomas White International, Ltd.	2

Nicholas G. Manos* 53 W. Jackson Blvd. Suite 528 Chicago, IL 60604, 83	Trustee	11 years	Attorney (of counsel), Gesas, Pilati & Gesas	2

Edward E. Mack III 55 East Jackson St. Chicago, IL 60604, 60	Trustee	10 years	Retired	2

Elizabeth Montgomery 1448 N. Lake Shore Dr. Chicago, IL 60610, 61	Trustee	4 years	Retired	2

John N. Venson 310 Meadowlake Ln. Lake Forest, IL 60045, 55	Trustee	11 years	Doctor of Podiatric Medicine	2

*  Mr. Manos is Thomas White's father-in-law.

The Statement of Additional Information contains additional regarding the Trustees, and is available upon request without charge by calling 1-800-811-0535.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PERSONS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)

Date: July 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: /s/ Thomas S. White, Jr.
Thomas S. White, Jr.
President (Principal Executive Officer)
Date: July 7, 2005

By: /s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date: July 7, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.